UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Bronco Drilling Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Bronco Drilling Company, Inc.

14313 N. May Avenue, Suite 100

Oklahoma City, Oklahoma 73134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 9, 2006

Dear Stockholder:

Notice is hereby given that the 2006 annual meeting of stockholders of Bronco Drilling Company, Inc. will be held on June 9, 2006 at 9:00 a.m. at our offices at 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. During the annual meeting, we will address the following items of business:

(1)	the election of directors;

(2)	the approval and adoption of the 2006 Stock Incentive Plan; and

(3)	such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Accompanying this notice is the proxy statement, which provides information about our board of directors and management team, and further describes the business we will conduct at the meeting. This notice and proxy statement are first being mailed to stockholders on or about April 28, 2006. Enclosed for your information is our Annual Report on Form 10-K for the year ended December 31, 2005.

Only stockholders of record as of the close of business on April 21, 2006 will be entitled to notice of, and to vote at, the annual meeting. We sincerely hope you will be able to attend the meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting, and, therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose. If you have previously submitted a proxy and attend the annual meeting in person, you may revoke the proxy and vote in person on all matters submitted at the annual meeting.

Sincerely yours,

/s/    ZACHARY M. GRAVES

Zachary M. Graves

Secretary

Oklahoma City, Oklahoma

April 28, 2006

BRONCO DRILLING COMPANY, INC.

14313 N. May Avenue, Suite 100

Oklahoma City, Oklahoma 73134

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JUNE 9, 2006

GENERAL INFORMATION

Solicitation and Revocability of Proxies

The board of directors of Bronco Drilling Company, Inc. is soliciting proxies in connection with our 2006 annual meeting of stockholders and any adjournments or postponements thereof to be held on June 9, 2006 at 9:00 a.m. at our offices at 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. The approximate date on which this proxy statement and the enclosed proxy card, notice of meeting, and Annual Report on Form 10-K are first being mailed to stockholders of record is April 28, 2006.

If the accompanying proxy card is duly executed and returned, the shares of our common stock represented thereby will be voted in accordance with our board’s recommendations set forth in this proxy statement and, where the stockholder makes a specification, will be voted in accordance with such specification. You may revoke your proxy and change your vote at any time before the proxy has been exercised at the annual meeting. If you are a registered holder, your proxy can be revoked in several ways: (1) by timely delivery of a written revocation delivered to the corporate secretary; (2) by submitting another valid proxy bearing a later date; or (3) by attending the meeting in person and giving the inspector of election notice that you intend to vote your shares in person. If your shares are held in street name by a broker, you must contact your broker in order to revoke your proxy, but generally, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Shares Outstanding and Voting Rights

As of April 21, 2006, 24,937,939 shares of our common stock, par value $0.01 per share, were outstanding. The common stock constitutes our only class of voting securities. Only stockholders of record as of the close of business on the record date of April 21, 2006 are entitled to receive notice of, and to vote at the annual meeting. Holders of our common stock are entitled to one vote for each share so held. Holders of our common stock do not have cumulative voting rights with respect to the election of directors. We will have a list of stockholders available for inspection for at least ten days prior to the annual meeting at our principal executive offices and at the annual meeting.

Quorum and Required Vote

Quorum. Unless a quorum is present at our annual meeting, no action may be taken at the meeting except the adjournment thereof until a later time. The presence, in person or by proxy, of holders of a majority of the voting power of all outstanding shares of common stock entitled to vote at the annual meeting are necessary to constitute a quorum. Shares that are represented at the annual meeting but abstain from voting on any or all matters and “broker non-votes” (shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote) will be counted as shares present and entitled to vote in determining the presence or absence of a quorum. The inspector of election appointed for the annual meeting will determine the number of shares of our common stock present at the meeting, determine the validity of proxies and ballots, determine whether or not a quorum is present, and count all votes and ballots.

Required Vote

Election of Directors. If a quorum is obtained, directors are elected by a plurality of the votes cast by stockholders present, in person or by proxy, at the annual meeting and entitled to vote. This means that the five nominees will be elected if they receive more affirmative votes than any other nominees. Votes marked “For” Proposal One will be counted in favor of all nominees, except to the extent the proxy withholds authority to vote for a specified nominee. Votes “Withheld” from a nominee also have no effect on the vote since a plurality of the votes cast at the annual meeting is required for the election of each nominee. Stockholders may not abstain from voting with respect to the election of directors. Because the election of directors is a routine matter for which specific instructions from beneficial owners will not be required, no “broker non-votes” will arise in the context of Proposal One.

Approval of 2006 Stock Incentive Plan. If a quorum is obtained, and a majority of the votes cast by the stockholders present in person or represented by proxy at the annual meeting are in favor of Proposal Two, the 2006 Stock Incentive Plan will be approved and adopted. Votes marked “For” Proposal Two will be counted in favor of adoption of the 2006 Stock Incentive Plan. Abstentions and broker non-votes relating to Proposal Two will not be treated as votes cast and therefore will have no effect on the outcome of such proposal.

As of the record date, Bronco Drilling Holdings, L.L.C., our largest stockholder, owned 45.5% of our outstanding common stock. We currently expect that these shares will be represented at the meeting and that they will be voted for those directors nominated and for the approval of the 2006 Stock Incentive Plan.

QUESTIONS AND ANSWERS ABOUT

THE MEETING AND VOTING

1. What is a proxy and how does the proxy process operate?

The proxy process is the means by which corporate stockholders can exercise their rights to vote for the election of directors and other strategic corporate proposals. A proxy is your legal designation of another person to vote the stock you own. The people that you designate to vote your shares are called proxies. D. Frank Harrison, Mark Dubberstein and Zachary M. Graves have been designated as proxies for the annual meeting. The term “proxy” also refers to the written document or “proxy card” that you sign to authorize those persons to vote your shares.

By executing the proxy card, you authorize the above-named individuals to act as your proxies to vote your shares in the manner that you specify. The proxy voting mechanism is vitally important to us. In order for us to obtain the necessary stockholder approval of proposals, a “quorum” of stockholders must be represented at the meeting. The presence, in person or by proxy, of holders of a majority of the voting power of all outstanding shares of common stock entitled to vote at our annual meeting are necessary to constitute a quorum at the annual meeting. Since few stockholders can spend the time or money to attend stockholder meetings in person, voting by proxy is necessary to obtain a quorum and complete the stockholder vote.

2. What is a proxy statement?

The proxy statement is a disclosure document in which we furnish you with important information to assist you in deciding whether to authorize the proxies to vote on your behalf.

3. What is the purpose of holding this meeting?

We are holding the annual meeting to elect directors and to approve the 2006 Stock Incentive Plan. The director nominees have been nominated and recommended by our board. Our 2006 Stock Incentive Plan has also been adopted and recommended by our board. If any other matters requiring a stockholder vote properly come before the meeting, those stockholders present at the meeting and the proxies who have been appointed by our stockholders will vote as they think appropriate.

4. What is the difference between a stockholder of record and a stockholder who holds stock in street name?

If your shares are registered in your name with our transfer agent, Computershare Trust Company, N.A., you are a stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the meeting.

If you are the beneficial owner of shares and they are held in the name of your brokerage firm, bank or other nominee, then your shares are held in “street name.” Your broker of record or bank, as the record holder of your shares, is required to vote those shares in accordance with your instructions. If you beneficially own shares in street name, these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you are also invited to attend the annual meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. Since a beneficial owner in street name is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

5. What is the record date and what does it mean?

The record date for the annual meeting is April 21, 2006. The record date is established by our board as required by Delaware law. Owners of record of our common stock at the close of business on the record date are entitled to receive notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.

6. What different methods can I use to vote?

By mail by sending in the written proxy card: If your shares are registered directly in your name as the holder of record, you may vote your shares by marking, signing, dating and mailing the proxy card in the postage paid envelope that we have provided. All stockholders of record on the record date can vote by this written proxy card. If your shares are held in street name, you must vote by giving instructions to your bank, broker or nominee. Only your broker, bank or other nominee can give a proxy with respect to your shares. You should receive a proxy card from your bank or broker, which you must return to have your shares voted. If you have not received a proxy card from your bank or broker, you may contact it directly to provide it with instructions on how you wish to vote.

In person: If you are a registered stockholder and attend the annual meeting, you may deliver your completed and signed proxy card in person. If your shares are held in street name, and you wish to vote in person at the annual meeting, you will need to obtain a legal proxy form from your broker or bank that holds your shares of record and you must bring that document to the annual meeting.

7. What is the effect of not voting?

The effect of not voting depends on how you own your shares. If you own shares as a registered holder, rather than through a broker, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. Assuming a quorum is obtained, your unvoted shares will not affect whether the proposal is approved or rejected. If you own shares through a broker and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum. As described in the answer to the following question, if you do not provide your broker voting instruction, your broker may or may not vote your shares, depending upon the proposal.

8. If I do not vote, will my broker vote for me and how will broker non-votes and abstentions be counted?

If you own your shares through a broker and you do not vote, your broker may vote your shares in its discretion on some “routine matters.” However, with respect to other proposals, your broker may not vote your shares for you. With respect to these proposals, the aggregate number of unvoted shares is reported as broker non-votes. Broker non-vote shares are counted toward the quorum requirement. Proposal One, which relates to the election of directors set forth in this proxy statement, is a routine matter on which brokers will be permitted to vote unvoted shares. Proposal Two, which relates to the approval of the 2006 Stock Incentive Plan, is not a routine matter on which brokers will be permitted to vote unvoted shares. As a result, broker non-votes will be counted only for purposes of determining a quorum with respect to such proposal, and will not be treated as a vote cast. Stockholders may not abstain from voting on Proposal One. Abstentions from voting on Proposal Two will not be treated as a vote cast and therefore will have no effect on the outcome of such proposal, although abstentions will count towards the presence of a quorum.

9. How can I revoke or change my proxy?

You may revoke your proxy and change your vote at any time before the proxy has been exercised at the annual meeting. If you are a registered holder, your proxy can be revoked in several ways: (1) by timely delivery of a written revocation delivered to the corporate secretary; (2) by submitting another valid proxy bearing a later date; or (3) by attending the meeting in person and giving the inspector of election notice that you intend to vote your shares in person. If your shares are held in street name by a broker, you must contact your broker in order to revoke your proxy, but generally, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

10. Who counts the votes?

We have retained a representative of Computershare Trust Company, N.A. to serve as an independent tabulator to receive and tabulate the proxies and as an independent inspector of election to certify the results.

11. Will you use a soliciting firm to receive votes?

We do not intend to retain a soliciting firm to assist in soliciting proxies. We use our transfer agent, their agents, and brokers to distribute all the proxy materials to our stockholders. We will pay them a fee and reimburse any expenses they incur in making the distribution. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile transmission or electronically. No additional compensation will be paid to such directors, officers and employees for soliciting proxies.

12. What are your voting choices when voting for the proposals, and what vote is needed for each proposal?

Election of Directors. With regard to the election of directors, you may cast your vote in favor of or withhold your vote for each nominee. In accordance with our bylaws and Delaware law, the nominees who receive a plurality of the votes cast by stockholders present, in person or by proxy, at the annual meeting and entitled to vote, up to the number of directors to be elected, will be elected as directors. The five nominees for director receiving the highest number of affirmative votes will be elected. Stockholders may not cumulate votes in the election of directors. Votes marked “FOR” all nominees will be counted in favor of all nominees, except to the extent the proxy withholds authority to vote for a specified nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. An abstention may not be specified with respect to the election of the nominees. Broker non-votes, which occur if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority and has not received voting instructions from the beneficial owners with respect to a particular item, will not arise in the context of the election of the nominees because the election of directors is a routine matter for which specific instructions from beneficial owners is not required. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of each of the nominees.

Approval of 2006 Stock Incentive Plan. With regard to the approval of the 2006 Stock Incentive Plan, you may cast your vote “For” or “Against” the proposal, or “Abstain” from voting. In accordance with our bylaws and Delaware law, if a majority of the votes cast by the stockholders present in person or represented by proxy are in favor of this Proposal Two, then the 2006 Stock Incentive Plan will be approved and adopted. An abstention from voting on Proposal Two will not be treated as a vote cast and therefore will have no effect on the outcome of such proposal, although abstentions will count towards the presence of a quorum. With respect to Proposal Two, broker non-votes will be counted only for purposes of determining a quorum for such proposal and will not be treated as a vote cast.

As of the record date, Bronco Drilling Holdings, L.L.C., our largest stockholder, owned 45.5% of our outstanding common stock. We currently expect that these shares will be represented at the meeting and that they will be voted for those directors nominated and for the approval of the 2006 Stock Incentive Plan.

Our board unanimously recommends the stockholders vote FOR each of the nominees and FOR the approval of the 2006 Stock Incentive Plan.

13. How can I obtain copies of Bronco’s Annual Report on Form 10-K and other available information about Bronco?

We are furnishing with this proxy statement a copy of our 2005 Annual Report on Form 10-K which includes our financial statements. Stockholders may request a copy of our 2005 Annual Report on Form 10-K at no charge by sending a written request to Zachary M. Graves, Secretary, Bronco Drilling Company, Inc., at 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read any materials we file with the SEC free of charge at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Copies of all or any part of these documents may be obtained from such office upon the payment of the fees prescribed by the SEC. The public may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. This proxy statement and our 2005 Annual Report on Form 10-K, including all exhibits thereto and amendments thereof, have been filed electronically with the SEC. Our web site is www.broncodrill.com. No information from this web site is incorporated by reference herein. You may also obtain copies of our annual, quarterly and current reports, proxy statements and certain other information filed with the SEC, as well as amendments thereto, free of charge from our web site. These documents are posted to our web site as soon as reasonably practicable after we have filed or furnished these documents with the SEC. We also post our audit committee charter and our code of conduct on our web site. These documents are available free of charge to any stockholder upon request.

14. What is the deadline to propose actions for inclusion in our proxy statement for our 2007 annual meeting?

Stockholder proposals requested to be included in our proxy statement for our 2007 annual meeting must be in writing and received by us before December 29, 2006, provided that proposals are submitted by eligible stockholders who have complied with the relevant regulations of the SEC regarding stockholder proposals and our bylaws. A copy of our bylaws is available from our corporate secretary upon written request. Proposals should be directed to our corporate secretary at the address listed above.

PROPOSAL ONE—ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that our board consists of one class of directors. All current directors’ terms expire at the annual meeting. Our board has nominated each of the current directors for re-election. All directors elected at the annual meeting will be elected to hold office until the next annual meeting and until their respective successors are duly elected and qualified. Information on each of our nominees is given below.

We have no reason to believe that any of the director nominees will be unable or unwilling for good cause to serve if elected. However, if any director nominee becomes unavailable or unwilling for good cause to serve before the election, your proxy card authorizes us to vote for a replacement nominee if the board names one.

Required Vote and Recommendation

With regard to the election of directors, you may cast your vote in favor of or withhold your vote for each nominee. In accordance with our bylaws and Delaware law, the nominees who receive a plurality of the votes cast by stockholders present, in person or by proxy, at the annual meeting and entitled to vote, up to the number of directors to be elected, will be elected as directors. The five nominees for director receiving the highest number of affirmative votes will be elected. Stockholders may not cumulate votes in the election of directors. Votes marked “FOR” all nominees will be counted in favor of all nominees, except to the extent the proxy withholds authority to vote for a specified nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. An abstention may not be specified with respect to the election of the nominees. Broker non-votes, which occur if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority and has not received voting instructions from the beneficial owners with respect to a particular item, will not arise in the context of the election of the nominees because the election of directors is a routine matter for which specific instructions from beneficial owners is not required. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of each of the nominees.

As of the record date, Bronco Drilling Holdings, L.L.C., our largest stockholder, owned 45.5% of our outstanding common stock. We currently expect that these shares will be represented at the meeting and that they will be voted for those directors nominated.

Our board unanimously recommends that stockholders vote FOR each of the following nominees.

Nominee	Age	Business Experience
Mike Liddell	52	Mike Liddell has served as the Chairman of the Board and a director of our company since May 2005. Mr. Liddell has served as a director of Gulfport Energy Corporation since July 1997, as its Chairman of the Board since July 1998, as its Chief Executive Officer from April 1998 to December 2005, and as its President from July 2000 to December 2005. Mr. Liddell served as Chief Executive Officer of DLB Oil & Gas, Inc., a publicly held oil and natural gas company, from October 1994 to April 1998, and as a director of DLB Oil & Gas from 1991 through April 1998. From 1991 to 1994, Mr. Liddell was President of DLB Oil & Gas. From 1979 to 1991, he was President and Chief Executive Officer of DLB Energy. Mr. Liddell has served since December 2005 as the Chairman of the Board and a director of Windsor Energy Resources, Inc., an independent energy company controlled by Wexford Capital LLC and focused on the exploration, exploitation and development of both conventional and unconventional onshore oil and natural gas reserves. Wexford is the sole manager of Bronco Drilling Holdings, L.L.C., our largest stockholder, and the Chairman and controlling member of Wexford beneficially owns approximately 43.5% of the outstanding shares of common stock of Gulfport Energy Corporation. Mr. Liddell received a Bachelor of Science degree in Education from Oklahoma State University.

Nominee	Age	Business Experience

D. Frank Harrison	58	D. Frank Harrison has served as Chief Executive Officer and a director of our company since May 2005 and as President since August 2005. Mr. Harrison served as President of Harding & Shelton, Inc., a privately held oil and natural gas exploration, drilling and development firm, from 1999 to 2002. From 2002 to 2005, Mr. Harrison served as an agent for the purchase and sale of oil and gas properties for entities controlled by Wexford. He graduated from Oklahoma State University with a Bachelor of Science degree in Sociology.

David L. Houston	53	David L. Houston has served as a director of our company since May 2005. Since 1991, Mr. Houston has been the principal financial advisor of Houston Financial, a firm that offers life and disability insurance, compensation and benefits plans and estate planning. He currently serves on the board of directors of Gulfport Energy Corporation and the board of directors and executive committee of Deaconess Hospital, located in Oklahoma City, Oklahoma. Mr. Houston is the former chair of the Oklahoma State Ethics Commission and the Oklahoma League of Savings Institutions. Mr. Houston is a nominee to serve as a director of Windsor Energy Resources upon completion of its initial public offering. Windsor Energy Resources is indirectly controlled by Wexford and the Chairman and controlling member of Wexford beneficially owns approximately 43.5% of the outstanding shares of common stock of Gulfport Energy Corporation. Wexford is the sole manager of Bronco Drilling Holdings, L.L.C., our largest stockholder. Prior to 1991, Mr. Houston was President and Chief Executive Officer of Equity Bank for Savings, F.A., an Oklahoma-based savings bank. He received a Bachelor of Science degree in Business from Oklahoma State University and a graduate degree in Banking from Louisiana State University.

		Committee: Audit (Chair)

Phillip G. Lancaster	48	Phillip G. Lancaster has served as a director of our company since July 2005. Mr. Lancaster is currently a director and founder of three Australian companies, Ozpride Pty LTD., Texoz Pty LTD and Magipark Pty LTD, whose principal business is real-estate investment and property management in Australia. Mr. Lancaster has served as a director of Gulfport Energy Corporation since February 2006. The Chairman and controlling member of Wexford beneficially owns approximately 43.5% of the outstanding shares of common stock of Gulfport Energy Corporation. Wexford is the sole manager of Bronco Drilling Holdings, L.L.C., our largest stockholder. Mr. Lancaster is also currently a management partner for a sports management facility in Dallas, Texas affiliated with ClubCorp. Mr. Lancaster was the managing partner of Lankin Drilling Fund, Inc. from 1985 through 1999. Mr. Lancaster received a Bachelor of Science degree in Sociology from David Lipscomb College in 1978.

		Committee: Audit

William R. Snipes	53	William R. Snipes has served as a director of our company since February 2006. Mr. Snipes has served as the owner and President of Snipes Insurance Agency, Inc., an independent insurance agency concentrating in property and liability insurance, since 1991. From 1981 to 1991, Mr. Snipes was the owner and President of William R. Snipes, CPA, Inc., a public accounting firm concentrating in financial accounting and tax services. He received a Bachelor of Science degree and a Masters degree in Accounting from Oklahoma State University and is a licensed Certified Public Accountant.

		Committee: Audit

CORPORATE GOVERNANCE

Board of Directors and Committees

We are managed under the direction of our board. Our directors generally serve one-year terms from the time of their election until the next annual meeting of stockholders or until their successors are duly elected and qualified. The size of our board is set at five members, and we currently have five directors including three non-employee directors. Our board held three meetings in 2005. In addition to the three meetings, our board adopted resolutions by unanimous written consent. Our board has one standing committee, the audit committee, which is further described below. Each of our directors attended at least 75% of the aggregate of the total number of meetings held by our board and meetings of committees of our board on which such director served during 2005.

Our board of directors has established an audit committee whose functions include the following:

•	assist the board of directors in its oversight responsibilities regarding (1) the integrity of our financial statements, (2) our risk management compliance with legal and regulatory requirements, (3) our system of internal controls regarding finance and accounting and (4) our accounting, auditing and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor;

•	prepare the report required by the SEC for inclusion in our annual proxy or information statement;

•	appoint, retain, compensate, evaluate and terminate our independent accountants;

•	approve audit and non-audit services to be performed by the independent accountants;

•	establish procedures for the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	perform such other functions as the board of directors may from time to time assign to the audit committee.

The specific functions and responsibilities of the audit committee are set forth in the Audit Committee Charter which is attached to this proxy statement as Appendix A.

During 2005, the audit committee held one meeting. The audit committee is composed of David L. Houston, William R. Snipes and Phillip Lancaster, all of whom are non-employee directors. Mr. Houston serves as Chairman of the audit committee and is designated as the “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K. Messrs. Houston, Snipes and Lancaster are “independent” within the meaning of the NASD’s director independence standards.

Pursuant to our bylaws, our board of directors may, from time to time, establish other committees to facilitate the management of our business and operations. Because we are considered to be controlled by Wexford under The Nasdaq National Market rules, we are eligible for exemptions from provisions of these rules requiring that (1) a majority of the board be independent directors, (2) nominating and corporate governance and compensation committees be composed entirely of independent directors and (3) we adopt written charters addressing specified matters. We had elected to take advantage of these exemptions. However, upon our consummation of a public offering in March 2006, we ceased to be a controlled company within the meaning of these rules. Accordingly, we are required to comply with these provisions after the specified transition periods. Our board of directors currently does not have a compensation committee or committee performing similar functions. Our board of directors does not have a standing nominating committee. Our entire board participates in the consideration of director nominees. Our board does not deem it necessary to establish a nominating committee because our board is relatively small in size and believes it can operate more effectively in concert.

Corporate Governance Policies and Charters

Current copies of the following materials related to our corporate governance policies and practices are available publicly on our web site at www.broncodrill.com:

•	Code of Conduct

•	Bylaws

•	Amended and Restated Certificate of Incorporation

•	Audit Committee Charter

Copies may also be obtained, free of charge, by writing to our corporate secretary, Zachary M. Graves at Bronco Drilling Company, Inc., 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. The Code of Ethics applies to all employees, executive officers and directors of our company, as well as any consultants we may retain.

Identifying and Evaluating Nominees for Directors

Our board develops criteria for the selection of directors, including procedures for reviewing potential nominees proposed by stockholders. Our board reviews the desired experience, mix of skills and other qualities to assure appropriate board of directors composition, taking into account the current directors and the specific needs of our company and our board. Our board also reviews and monitors the size and composition of our board of directors and its committees to ensure that the requisite number of directors are “independent directors,” “non-employee directors” and “outside directors” within the meaning of any rules and laws applicable to our company. In addition to our board’s size, our board regularly assesses whether any vacancies on the board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, our board will consider various potential candidates. Our board utilizes a variety of methods for identifying and evaluating nominees for directors. Candidates may come to the attention of our board through current board members, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of our board and may be considered at any point during the year.

Our board will consider stockholder nominations for board candidates upon written submission of such recommendation to our corporate secretary along with, among other things, the nominee’s qualifications and certain biographical information regarding the nominee, such nominee’s written consent to serving as a director if elected and being named in the proxy statement and certain information regarding the status of the stockholder submitting the recommendation, all in the manner required by our bylaws and the applicable rules and regulations promulgated under the Securities Exchange Act of 1934. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by our board at a regular or special meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to our board.

Our board may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, our board will seek to achieve a balance of knowledge, experience and capability on our board. Our board uses the same criteria for evaluating candidates nominated by stockholders as it does for those proposed by current board members, professional search firms and other persons. After completing its evaluation, our board approves the final slate of nominees.

Communications with our Board of Directors

Individuals may communicate with our board of directors or individual directors by writing to our corporate secretary at Bronco Drilling Company, Inc., 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. The corporate secretary will review all such correspondence and forward to the board a summary of all such correspondence and copies of all correspondence that, in the opinion of the corporate secretary, relates to the functions of our board of directors or committees thereof or that the corporate secretary otherwise determines requires their attention. Directors may review a log of all such correspondence received by us and request copies. Concerns relating to accounting, internal control over financial reporting or auditing matters will be immediately brought to the attention of the chairman of the audit committee and handled in accordance with the audit committee’s procedures established with respect to such matters.

Executive Sessions

Executive sessions of non-management directors are held at each board meeting. Any non-management director can request that an additional executive session be scheduled. At each such meeting, one of the non-management directors is selected by the others to be the presiding director at that meeting.

Policy on Attendance by Board Members at the Annual Meeting

Our board has not adopted a policy on attendance by board members at our annual meeting of stockholders. However, we expect that each of the members of the board will attend our annual meeting.

REPORT OF AUDIT COMMITTEE

This statement is being provided to inform stockholders of the audit committee’s oversight with respect to our financial reporting.

The audit committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2005 (the “Audited Financial Statements”) and footnotes thereto with management and the independent auditors. In addition, the audit committee discussed with the independent auditors the matters required to be disclosed by Statement of Auditing Standards No. 61, “Communications with Audit Committees.” The audit committee discussed with our auditors the independence of such auditors from our management, including a review of audits and non-audit fees, and received written disclosures concerning the auditors’ independence required to be made by our auditors by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The audit committee has also discussed with our management and the independent auditors such other matters and received such assurance from them, as the audit committee deemed appropriate.

Management is responsible for the preparation and presentation of the Audited Financial Statements and our internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with GAAP and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee this process.

Based on the foregoing review and discussions with management and the independent auditors, and relying thereon, we have recommended to Bronco and the board the inclusion of the Audited Financial Statements in Bronco’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

Respectfully submitted,

Audit Committee

David L. Houston

William R. Snipes

Phillip Lancaster

INDEPENDENT AUDITORS

Aggregate fees billed to us by Grant Thornton LLP for 2005 and 2004 were:

Fees	2005	2004
Audit Fees (1)	$375,017	$48,775
Audit Related Fees (2)	119,591	—
Tax Fees	—	—
All Other Fees	—	—

Total	$494,608	$48,775

(1)	Fees for audit service included billings for our annual audit, reviews of our quarterly reports, regulatory filings to the SEC, issuance of comfort letters and consents, preliminary Section 404 services, and out-of-pocket expenses associated with the services.

(2)	Audit related fees include fees for acquisition audits of acquired companies for SEC filings and due diligence associated with acquisitions, including out-of-pocket expenses.

Grant Thornton LLP has been selected by the audit committee as our independent auditors for the fiscal year ending December 31, 2006. A representative of Grant Thornton LLP is expected to be present at the meeting and will have an opportunity to make a statement if desired and to answer appropriate questions.

EXECUTIVE OFFICERS

The following table sets forth the name, age and positions of each of our executive officers and other key employees as of the record date:

Name	Age	Position
Mike Liddell	52	Chairman of the Board and Director
D. Frank Harrison	58	Chief Executive Officer, President and Director
Zachary M. Graves	30	Chief Financial Officer, Secretary and Treasurer
Karl W. Benzer	55	Chief Operating Officer

Biographical information for Messrs. Liddell and Harrison is set forth previously in this proxy statement.

Zachary M. Graves has served as Chief Financial Officer, Secretary and Treasurer of our company since April 2005. He previously served as our Controller and the Controller of Gulfport from April 2003 to March 2005. Prior to joining our company, Mr. Graves served as an accountant with KPMG LLP from August 2000 to April 2003. He received a Bachelor of Business Administration degree in Accounting from the University of Oklahoma and is a licensed Certified Public Accountant.

Karl W. Benzer has served as our Chief Operating Officer since August 2005. From 2002 to August 2005, Mr. Benzer served as a Vice President and Division Manager of Unit Drilling Co., a privately held oil and natural gas land drilling company. From 1994 to 2001, Mr. Benzer served as the Senior Vice President of UTI Drilling L.P. and manager of Southland Drilling Company, Ltd and UTI Central Purchasing. UTI Energy Corp. was a publicly held oil and natural gas land drilling company that subsequently merged with Patterson Energy, Inc., a publicly held oil and natural gas land drilling company. Mr. Benzer graduated from the University of Rhode Island with a Bachelor of Science degree in Mechanical Engineering and a Master of Business Administration.

DIRECTOR COMPENSATION

Prior to our initial public offering in August 2005, none of our directors received compensation for services rendered as a board member. Following completion of our initial public offering, our non-employee directors are paid a monthly retainer of $1,000 and a per meeting attendance fee of $500 and are reimbursed for all ordinary and necessary expenses incurred in the conduct of our business. Members of our board of directors who are also officers or employees of our company do not receive compensation for their services as directors.

In connection with our initial public offering, we implemented our 2005 Stock Incentive Plan. Under the plan, certain non-employee directors were granted a nonqualified stock option to purchase 20,000 shares of our common stock at an exercise price of $17.00 per share, an amount equal to the initial public offering price. Options granted to eligible non-employee directors under the plan vest in 36 equal monthly installments beginning on the date of grant and are exercisable for a period of ten years beginning on the date of its grant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation information earned during 2005 by our Chief Executive Officer and by the two most highly compensated executive officers and one additional executive officer who would have been one of our most highly compensated executive officers if he had continued to be employed with us as of December 31, 2005. We refer to these officers as our named executive officers in other parts of this proxy statement.

		Annual Compensation (1)		Long Term Compensation Securities Underlying Options (#)	All Other Compensation (2)
Name and Principal Position	Year	Salary	Bonus
D. Frank Harrison (3)	2005	$126,017	$200,000	200,000	$2,000
Chief Executive Officer & President
Karl W. Benzer (4)	2005	$49,945	$75,000	70,000	$831
Chief Operating Officer
Zachary M. Graves (5)	2005	$66,843	$115,000	60,000	$1,081
Chief Financial Officer
Steven C. Hale (6)	2005	$125,000	$25,000	—	$4,000,000	(6)
Former Chief Operating Officer

(1)	Amounts shown include cash and non-cash compensation earned and received by the named executives as well as amounts earned but deferred at their election. We provide various perquisites to certain employees, including the named executives. In each case, the aggregate value of the perquisite provided to the named executives did not exceed $50,000 or 10% of such named executive’s total annual salary and bonus.
(2)	Amounts represent our matching contributions to our 401(k) Plan.
(3)	Mr. Harrison joined us in May 2005 with a salary of $200,000. His current salary is $300,000.
(4)	Mr. Benzer joined us in August 2005 with a salary of $180,000. His current salary is $200,000.
(5)	Mr. Graves joined us in April 2005 with a salary of $135,000. His current salary is $190,000.
(6)	Mr. Hale served as our President beginning in June 2001 and as our Chief Operating Officer beginning in April 2005 and resigned in August 2005. Under the terms of an agreement between Bronco Drilling Holdings, L.L.C., an entity controlled by Wexford, and Mr. Hale, following successful completion of our initial public offering, Mr. Hale was entitled to receive the sum of $2.0 million and shares of our common stock having a market value of $2.0 million based on the initial public offering price. These payments were made by Bronco Drilling Holdings and not by us. We accounted for these payments as a capital contribution to us in the amount of $4.0 million and compensation expense in the amount of $4.0 million during the third quarter of 2005, the period in which such obligations were incurred.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning option grants made to the named executive officers during 2005 pursuant to our 2005 Stock Incentive Plan.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(2)
Name	Number of Securities Underlying Options Granted (#)	Percentage of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price ($/Sh)	Expiration Date
					5%	10%
D. Frank Harrison	200,000	35%	$17.00	8/16/2010	$939,357	$2,075,734
Karl W. Benzer	70,000	12%	$18.70	8/25/2010	$361,653	$799,158
Zachary M. Graves	60,000	10%	$17.00	8/16/2010	$281,807	$622,720
Steven C. Hale	—	—	—	—	—	—

(1)	In 2005, we granted options to purchase a total of 574,500 shares of common stock at exercise prices ranging from $17.00 to $25.51 per share.
(2)	In accordance with SEC rules, the amounts shown on this table represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on the assumed rates of stock appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date and do not reflect our estimates or projections of the future price of our common stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the option holder’s continued employment through the option period, and the date on which the options are exercised.

Option Exercises in Last Fiscal Year

The following table sets forth certain information concerning all unexercised options held by the named executive officers as of December 31, 2005. None of the named executive officers exercised any options during 2005.

			Number of Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the- Money Options at Fiscal Year-End ($) (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
D. Frank Harrison	—	—	22,222	177,778	$133,554	$1,068,446
Karl W. Benzer	—	—	7,778	62,222	$33,523	$268,177
Zachary M. Graves	—	—	6,667	53,333	$40,069	$320,531
Steven C. Hale	—	—	—	—	—	—

(1)	Value for “in the money” options represents the positive spread between the respective exercise prices of outstanding options and the closing price of the shares of common stock on The Nasdaq National Market of $23.01 per share on December 30, 2005.

2005 Stock Incentive Plan

We have implemented our 2005 Stock Incentive Plan. The purpose of the plan is to enable our company, and any of its affiliates, to attract and retain the services of the types of employees, consultants and directors who will contribute to our long range success and to provide incentives that are linked directly to increases in share value that will inure to the benefit of our stockholders. The plan provides a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of our common stock through the granting of incentive stock options and nonstatutory stock options.

Eligible award recipients are employees, consultants and directors of our company and its affiliates. Incentive stock options may be granted only to our employees. Awards other than incentive stock options may be granted to employees, consultants and directors. The shares that may be issued pursuant to awards consist of our authorized but unissued common stock, and the maximum aggregate amount of such common stock that may be issued upon exercise of all awards under the plan, including incentive stock options, may not exceed 1,000,000 shares, subject to adjustment to reflect certain corporate transactions or changes in our capital structure.

We have granted options to employees and certain non-employee directors to purchase a total of 1,000,000 shares of our common stock under the plan, including option grants covering a total of 200,000 shares to D. Frank Harrison, 160,000 shares to Zachary M. Graves and 140,000 shares to Karl M. Benzer. These options have a weighted average exercise price of $20.42 per share, have a term of ten years and vest in 36 equal monthly installments beginning on the date of grant. In addition, we have granted options to eligible non-employee directors as described in “Director Compensation” above. No more shares remain available for the grant of awards under the 2005 Stock Incentive Plan.

Employment Agreements

On August 25, 2005, we entered into an employment agreement with Karl W. Benzer, our Chief Operating Officer. The agreement has a five year term and provided for an initial base salary of $180,000 per year, which was increased to $200,000 per year effective January 1, 2006. Under the agreement, Mr. Benzer will be eligible to receive, but is not guaranteed, salary increases, based upon merit (as determined by our Chief Executive Officer), our financial performance (as determined by our monthly profit and loss statements), market conditions and other industry factors. The agreement provides for a one-time year-end bonus of $50,000 which was paid on December 31, 2005, and a one-time, first-quarter bonus of $40,000 which was paid on January 16, 2006, subject to certain forfeiture conditions. Beginning in 2006, Mr. Benzer will also be eligible for bonuses based upon merit, financial performance, market conditions and other industry factors. The agreement also grants Mr. Benzer an option to purchase 70,000 shares of our common stock at a price of $18.70 per share. If we terminate Mr. Benzer’s employment without cause, Mr. Benzer is entitled to severance pay equal to the base salary earned under the agreement through the date of such termination without cause, and base salary for the remainder of the term of the agreement. Mr. Benzer will also be permitted to exercise stock options then vested within ten days of such termination without cause by us. The agreement provides that during the five-year term of Mr. Benzer’s employment with us and for a period of two years thereafter or, if longer, a period of two years following the termination of Mr. Benzer’s employment with us, Mr. Benzer will not recruit, solicit, encourage or induce any employees of ours or our affiliates to terminate their employment or otherwise disrupt any employees relationship with us or our affiliates or hire, employ or offer employment to any person who is or was employed by us or any of our affiliates. Mr. Benzer is also prohibited, during the five-year term of his employment with us and for a period of two years thereafter, or, if longer, a period of two years following the termination of Mr. Benzer’s employment with us, from soliciting any past or current customer, supplier or any other person with a business relationship with us to cease doing business with us.

In connection with our initial public offering, we entered into an employment agreement with Steven C. Hale, our former President and Chief Operating Officer. Mr. Hale resigned from his positions with us in August 2005. His employment agreement provided for an annual base salary of $175,000 during its one-year term. The employment agreement also provided that in the event that Mr. Hale was terminated by us without cause, Mr. Hale would have been entitled to severance pay in an aggregate amount equal to three months of his then current base salary. No severance payments were due, payable or made to Mr. Hale by us under the employment agreement or otherwise. Under the employment agreement, Mr. Hale is prohibited, for a period of five years following the termination of Mr. Hale’s employment, from directly or indirectly disclosing any confidential information Mr. Hale obtained as a result of his employment. Mr. Hale is also prohibited, for a period of 12 months following his termination of employment with us, from soliciting the business of any established customer of ours in the United States or soliciting, enticing, persuading or inducing any employee, agent or representative of ours to terminate such person’s relationship with us or to become employed by any business or person other than us or hire or retain any such person.

Under the terms of an agreement between Bronco Drilling Holdings, L.L.C. and Mr. Hale, following successful completion of our initial public offering, Mr. Hale was entitled to receive the sum of $2.0 million and shares of our common stock having a market value of $2.0 million based on the initial public offering price. These payments were made by Bronco Drilling Holdings and not by us. We accounted for these payments as a capital contribution to us in the amount of $4.0 million and compensation expense in the amount of $4.0 million during the third quarter of 2005, the period in which such obligations were incurred.

Liability Insurance and Indemnification Agreements

We have obtained liability insurance for our current directors and officers. We have also entered into contractual indemnification arrangements with our directors and executive officers under which we have agreed, in certain circumstances, to compensate them for costs and liabilities incurred in actions brought against them while acting as directors or executive officers of our company.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification from us is sought. We are not aware of any threatened litigation that may result in claims for indemnification from us.

Equity Compensation Plan Information

The following table provides information on our 2005 Stock Incentive Plan as of December 31, 2005:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price Per Share of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	574,500	$18.91	425,500
Equity compensation plans not approved by security holders	—	—	—

Total	574,500	$18.91	425,500

As of the record date, we have granted options to purchase a total of 1,000,000 shares of our common stock under the 2005 Stock Incentive Plan, and no more shares remain available for the grant of awards under this plan.

Compensation Committee Interlocks and Insider Participation

We do not currently have a compensation committee. None of our executive officers serves, or has served during the past year, as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our board of directors or compensation committee.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The general philosophy of the board of directors is to provide executive compensation designed to enhance stockholder value including annual compensation (salary and bonus awards) and long-term compensation (stock options). With this philosophy in mind, the board of directors designs compensation plans and incentives to link the financial interests of our executive officers to the interests of its stockholders, to base executive compensation on our company’s performance, to attract and retain talented leadership and to encourage significant ownership of our company’s common stock by executive officers.

In making the decisions affecting executive compensation, the board of directors reviews the nature and scope of the executive officer’s responsibilities as well as his or her effectiveness in supporting our company’s long-term goals. The board of directors also considers the compensation practices of other public companies.

Salary

The executive officers received a salary that is based on the criteria discussed above. The base salary of each of the executive officers, other than the chief executive officer, is reviewed annually by the board of directors, with adjustments made based primarily on the recommendations of the chief executive officer. In reviewing base salaries, we engaged an outside consulting firm to furnish us with competitive market data. Using this market data as a guideline, the board of directors considers various factors, including with regard to the position of the executive officer, the compensation of officers of comparable companies within the oil and natural gas industry, the performance of the executive officer with respect to specific objectives, increases in responsibilities and recommendations of the chief executive officer. The specific objectives for each executive officer vary each year in accordance with the scope of the officer’s position, the potential inherent in that position for impacting our company’s operating and financial results and the actual operating and financial contributions produced by the officer in previous years. The chief executive officer and the board of directors also consider each executive officer’s responsibilities related to achieving certain objectives within the context of our company’s annual business plan, including (1) earnings per share target, (2) EBITDA target and (3) return on equity target.

Annual Incentive Bonuses

Our executive officers may receive additional amounts as bonus, incentive or equity compensation as determined by the board of directors in accordance with our regular compensation practices. In December 2005, the board of directors approved annual cash bonus awards earned in 2005 and paid in December 2005 for our executive officers. These bonuses were based on our successful initial public offering and outperforming analysts’ estimates.

Long-Term Compensation

The board of directors is committed to long-term incentive programs for executives that promote our company’s long-term growth. Accordingly, the board of directors believes that the executive officers should be rewarded with a proprietary interest in the company for continued long-term performance and to attract, motivate and retain qualified and talented executives.

Upon completion of the initial public offering in August 2005, the board of directors awarded to certain executive officers options to purchase shares of our company’s common stock under the 2005 Stock Incentive Plan. These options vest in 36 equal monthly installments beginning on the date of grant.

Compensation of the Chief Executive Officer

Our chief executive officer, D. Frank Harrison, has an annual base salary of $300,000. In addition, Mr. Harrison is eligible to receive annual bonuses and to participate in equity-based compensation plans and long-term incentive compensation plans. The Summary Compensation Table and Option Grants in Last Fiscal Year Table set forth above include additional information regarding other compensation and benefits paid to Mr. Harrison in 2005. Factors considered by the board of directors in setting Mr. Harrison’s base salary were his experience and achievements in the oil and natural gas industry, our company’s operating and financial performance, and the compensation of chief executive officers of comparable companies within the oil and natural gas industry.

Internal Revenue Code Section 162(m)

The board of directors also considers the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and the other senior executive officers, except for compensation that is performance-based under a plan that is approved by the stockholders and that meets certain other technical requirements. Based on those requirements, the board of directors has determined that Section 162(m) will not prevent our company from receiving a tax deduction in 2005 for any of the compensation paid to executive officers.

Respectfully submitted,

Board of Directors

Mike Liddell

D. Frank Harrison

David L. Houston

Phillip Lancaster

William R. Snipes

PERFORMANCE GRAPH

The following graph shows the percentage change in our cumulative total stockholder return on our common stock since our initial public offering measured by dividing (1) the sum of (A) the cumulative amount of dividends, assuming dividend reinvestment during the periods presented and (B) the difference between our share price at the end and the beginning of the periods presented; by (2) the share price at the beginning of the periods presented. The graph compares cumulative total returns for our company, The Nasdaq National Market and a peer group selected by us from the date of our initial public offering, August 19, 2005 through December 31, 2005. The companies in the peer group are Pioneer Drilling Company, Petterson-UTI Energy, Inc., Helmerich & Payne, Inc. and Grey Wolf, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, known to us to beneficially own 5% or more of our outstanding common stock.

Except as otherwise indicated, the beneficial owners named in the table below have sole voting and investment power with respect to all shares of capital stock held by them.

Name	Shares Beneficially Owned	Percent of Shares Beneficially Owned (1)
5% Stockholders:
Bronco Drilling Holdings, L.L.C. (2)	11,342,353	45.5%
Wellington Management Company, LLP (3)	1,224,027	4.9%

Directors and Named Executive Officers:
D. Frank Harrison (4)	61,111	*
Mike Liddell (2)	—	*
David L. Houston (5)	6,111	*
Phillip Lancaster (5)	6,111	*
William R. Snipes	2,222	*
Karl W. Benzer (6)	29,167	*
Zachary M. Graves (7)	29,444	*
Steven C. Hale	117,647	*
Directors and executive officers as a group (7 persons) (8)	134,166	*

*	Less than one percent
(1)	Percentage of beneficial ownership is based upon 24,937,939 shares of common stock outstanding on the record date. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares which such person owns or has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above, any security which such person or group of persons has the right to acquire within 60 days is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As a result, the denominator used in calculating the beneficial ownership among our stockholders may differ.
(2)

Wexford Capital LLC is the sole manager of Bronco Drilling Holdings, L.L.C., or Holdings, and controls three limited liability companies that own membership interests in Holdings. We refer to these three companies as the Wexford members. The remaining membership interests are owned by Mike Liddell. The Wexford members have the exclusive authority to appoint the manager to manage and act on behalf of Holdings. Mr. Liddell has no power or authority to act for or on behalf of Holdings or make decisions with respect to the shares of our company owned by Holdings. All distributions made by Holdings are first paid to the Wexford members pro rata until they have received amounts equal to their capital contributions in Holdings, which currently aggregate approximately $62.9 million. Thereafter, distributions are to be made 90% to the Wexford members and 10% to Mr. Liddell. Wexford Capital may, by reason of its status as manager of Holdings, be deemed to own beneficially the interest in the shares of our common stock of which Holdings possesses beneficial ownership. Each of Charles E. Davidson and Joseph M. Jacobs may, by reason of his status as a controlling person of Wexford, be deemed to beneficially own the interests in the shares of our common stock of which Holdings possesses beneficial ownership. Each of Charles E. Davidson, Joseph M. Jacobs and Wexford shares the power to vote and to dispose of the interests in the shares of our common stock beneficially owned by Holdings. Each of Messrs. Davidson and Jacobs disclaims beneficial ownership of the shares of our common stock owned by Holdings and Wexford. Wexford’s address is Wexford Plaza, 411 West Putnam Avenue, Greenwich, Connecticut 06830.

(3)	Based solely upon information obtained from Schedule 13G filed with the SEC on February 14, 2006 on behalf of Wellington Management Company, LLP, or Wellington, Wellington, in its capacity as investment advisor, has shared power to vote or to direct the vote with respect to 650,612 shares of our common stock and has shared power to dispose or to direct the disposition of 1,224,027 shares of our common stock. These shares are owned of record by clients of Wellington which have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, these shares. Wellington’s address is 75 State Street, Boston, Massachusetts 02109.
(4)	Includes 61,111 shares beneficially owned under options that are currently exercisable or will become exercisable within 60 days of the record date.
(5)	Includes 6,111 shares beneficially owned under options that are currently exercisable or will become exercisable within 60 days of the record date.
(6)	Includes 29,167 shares beneficially owned under options that are currently exercisable or will become exercisable within 60 days of the record date.
(7)	Includes 29,444 shares beneficially owned under options that are currently exercisable or will become exercisable within 60 days of the record date.
(8)	Includes 134,166 shares beneficially owned by the directors and executive officers under options that are currently exercisable or will become exercisable within 60 days of the record date.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons beneficially owning more than 10% of our stock to file initial reports of ownership and reports of changes in ownership with the SEC and with us. Based solely on a review of the reports sent to us and written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements for the year ended December 31, 2005 applicable to our directors, executive officers and greater than 10% beneficial owners were satisfied except as follows: Mr. Benzer inadvertently filed a late Form 4 in connection with his August 25, 2005 grant of stock options under our 2005 Stock Incentive plan. The Form 4 was filed on September 16, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Administrative Services Agreement and Lease of Space

Effective April 1, 2005, we entered into an administrative services agreement with Gulfport Energy Corporation. Under this agreement, Gulfport agreed to provide certain services to us, including accounting, human resources, legal and technical support services. In return for these services, we agreed to pay Gulfport an annual fee of approximately $414,000 payable in equal monthly installments during the term of this agreement. In addition, we leased approximately 1,200 square feet of office space from Gulfport for our headquarters located in Oklahoma City, Oklahoma for which we paid Gulfport annual rent of $20,880 in equal monthly installments. The services we receive under the administrative services agreement and the fees for such services can be amended by mutual agreement of the parties. In January 2006, we reduced the level of administrative services being provided by Gulfport and increased our office space to approximately 2,500 square feet. As a result, our annual fee for administrative services was reduced to approximately $150,000 and our annual rental was increased to approximately $44,000. The administrative services agreement has a three-year term, and upon expiration of that term the agreement will continue on a month-to-month basis until cancelled by either party with at least 30 days prior written notice. The administrative services agreement is terminable (1) by us at any time with at least 30 days prior written notice to Gulfport and (2) by either party if the other party is in material breach and such breach has not been cured within 30 days of receipt of written notice of such breach. Prior to entry into this administrative services agreement, we reimbursed Gulfport for its dedicated employee time, office space and general and administrative costs based upon the pro rata share of time its employees spend performing services for us. In 2005, 2004 and 2003, we made payments to Gulfport for such services and overhead totaling approximately $353,000, $115,000, and $33,000, respectively. Three of our directors, Mike Liddell, David L. Houston and Phil Lancaster, are also directors of Gulfport and Mr. Liddell is Gulfport’s Chairman. Wexford and its affiliates together own a majority of the outstanding common stock of Gulfport.

Credit Facilities

On July 1, 2004, we entered into a revolving line of credit with International Bank of Commerce with a borrowing base of the lesser of $2.0 million or 80% of current receivables. Our performance obligations under this credit facility were guaranteed by Wexford Partners VI, L.P., a fund controlled by Wexford, and Taurus Investors, LLC, a member of our predecessor company that is also controlled by Wexford. Borrowings under this line bore interest at a rate equal to the greater of 4.0% or JPMorgan Chase prime. Accrued but unpaid interest was payable monthly. On January 1, 2005, we amended our line of credit with International Bank of Commerce to increase the borrowing base to the lesser of $3.0 million or 80% of current receivables. The line of credit had a maturity date of November 1, 2006. At December 31, 2005, our outstanding borrowings under this line of credit were $3.0 million. We repaid all outstanding borrowings under this line of credit in January 2006 with borrowings under our new revolving facility and the line of credit was terminated.

On February 15, 2005, we entered into a $5.0 million revolving credit facility with Solitair LLC, an entity controlled by Wexford. Borrowings under this facility bore interest at a rate equal to LIBOR plus 5.0%. Payments of principal and accrued but unpaid interest were due on the maturity date of the credit facility. In connection with the amendment of our senior credit facility with GECC on April 22, 2005, Solitair entered into a subordination agreement which, among other thing, effectively amended the maturity date of its loan to the later of (1) six months after the actual maturity date of our credit facility with GECC and (2) December 1, 2010. We repaid all $5.0 million of outstanding borrowings under this credit facility on August 22, 2005 with a portion of the proceeds from our initial public offering and the facility was terminated.

On June 30, 2005, we borrowed $13.0 million from Alpha Investors LLC, an entity controlled by Wexford, to fund a portion of our acquisitions of 100% of the membership interests in Strata Drilling, L.L.C. and Strata Property, L.L.C. and a related rig yard for an aggregate of $20.0 million. The outstanding principal balance of the loan plus accrued but unpaid interest was due in full upon the earlier to occur of the completion of our initial public offering and the maturity of the loan on July 1, 2006. Borrowings under our loan with Alpha bore interest at a rate equal to LIBOR plus 5% until September 30, 2005, and thereafter at a rate equal to LIBOR plus 7.5%. We repaid this loan in full on August 22, 2005 with a portion of the proceeds from our initial public offering.

On October 14, 2005, we borrowed $50.0 million from Theta Investors LLC, an entity controlled by Wexford, to fund a portion of the purchase price for the Thomas acquisition. The loan provided for maximum aggregate borrowings of up to $60.0 million that bore interest at a rate equal to LIBOR plus 400 basis points until December 15, 2005 and, thereafter, at a rate equal to LIBOR plus 600 basis points. Payment of principal and accrued but unpaid interest was due on October 15, 2006. Our obligations under the Theta loan were guaranteed by each of our principal subsidiaries. We borrowed $50.0 million under this loan on October 14, 2005. We repaid this facility in full on November 3, 2005, with a portion of the proceeds from our follow-on public offering which closed on November 2, 2005.

Drilling Services

During 2005, we received $2.5 million for drilling services rendered to Windsor Energy Group, LLC, an affiliate of Wexford. On January 26, 2006, we entered into a term contract with Windsor, in which we agreed to provide Windsor a drilling rig for a period of two years. Under the terms of this contract, Windsor agreed to pay us a day work rate of $21,000 for the first twelve months of the contract term and a day work rate of $23,000 for the subsequent twelve months of the contract term. On August 17, 2005, we entered into a term contract with Windsor in which we agreed to provide Windsor a drilling rig for a period of 17 months. Under the terms of this contract, Windsor agreed to pay us a day work rate of $16,000 until January 1, 2006 and a day rate of $17,000 for the remainder of the contract.

Consulting Agreement with Michael O. Thompson

Effective February 28, 2006, Michael O. Thompson resigned from his positions as a member of our board of directors. In connection with his resignation, we entered into a consulting agreement with Mr. Thompson under which Mr. Thompson has agreed to provide us with consulting services for a period of approximately 30 months. Although Mr. Thompson will not receive any additional compensation for providing these services to us, the stock options granted to him under our 2005 Stock Incentive Plan will continue to vest in accordance with their terms.

PROPOSAL TWO: APPROVAL OF THE 2006 STOCK INCENTIVE PLAN

The board of directors adopted the 2006 Stock Incentive Plan on April 20, 2006, subject to stockholder approval. We recommend approval of the 2006 Stock Incentive Plan at this time because the shares allocated to our existing 2005 Stock Incentive Plan have been depleted. The purpose of the 2006 Stock Incentive Plan is to allow us, and any of our affiliates, to attract and retain the services of the types of employees, consultants and directors who will contribute to our long range success and to provide incentives that are linked directly to increases in share value that will inure to the benefit of our stockholders. The 2006 Stock Incentive Plan, as proposed, provides a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of our common stock through the granting of incentive stock options, nonstatutory stock options, restricted awards, performance awards and stock appreciation rights. The 2006 Stock Incentive Plan is an omnibus plan that gives us flexibility to adjust to changing market forces.

Required Vote and Recommendation

With regard to the approval of the 2006 Stock Incentive Plan, you may cast your vote “For” or “Against” the proposal, or “Abstain” from voting. In accordance with our bylaws and Delaware law, if a majority of the votes cast by the stockholders present in person or represented by proxy are in favor of this Proposal Two, then the 2006 Stock Incentive Plan will be approved and adopted and our existing 2005 Stock Incentive Plan will be amended to provide that no additional options will be granted thereunder. An abstention from voting on Proposal Two will not be treated as a vote cast and therefore will have no effect on the outcome of such proposal, although abstentions will count towards the presence of a quorum. With respect to Proposal Two, broker non-votes will be counted only for purposes of determining a quorum for such proposal and will not be treated as a vote cast.

As of the record date, Bronco Drilling Holdings, L.L.C., our largest stockholder, owned 45.5% of our outstanding common stock. We currently expect that these shares will be represented at the meeting and that they will be voted for the approval of the 2006 Stock Incentive Plan.

Our board unanimously recommends that stockholders vote FOR the approval of the 2006 Stock Incentive Plan.

Summary of Terms of 2006 Stock Incentive Plan

The following is a summary of the important terms of the 2006 Stock Incentive Plan. The full text of the 2006 Stock Incentive Plan is attached to this proxy statement as Appendix B. Please refer to Appendix B for a more complete description of the terms of the 2006 Stock Incentive Plan.

Eligibility. Eligible award recipients are employees, consultants and directors of our company and its affiliates. As of April 21, 2006, there were approximately 1,700 employees, consultants and directors of our company and its affiliates who would be eligible to receive awards under the 2006 Stock Incentive Plan if it is approved by the stockholders. Incentive stock options may be granted only to our employees. Awards other than incentive stock options may be granted to employees, consultants and directors. The shares that may be issued pursuant to awards consist of our authorized but unissued common stock, and the maximum aggregate amount of such common stock that may be issued upon exercise of all awards under the plan, including incentive stock options, may not exceed 2,500,000 shares, subject to adjustment to reflect certain corporate transactions or changes in our capital structure. On April 21, 2006, the closing price of a share of our common stock was $28.57.

Share Reserve. The maximum aggregate number of shares of our common stock initially authorized for issuance under the 2006 Stock Incentive Plan is 2,500,000 shares. This number includes 1,000,000 shares underlying options granted to employees under our existing 2005 Stock Incentive Plan prior to the adoption of this plan and outstanding on the effective date of this plan (“Prior Outstanding Options”). However, the shares underlying the Prior Outstanding Options will only become available for awards under this plan to the extent any of such Prior Outstanding Options expire or otherwise terminate or are forfeited without having been exercised in full. In addition, (i) shares covered by an award under the 2006 Stock Incentive Plan that expires or otherwise terminates without having been exercised in full and (ii) shares that are forfeited to, or repurchased by, us pursuant to a forfeiture or repurchase provision under the 2006 Stock Incentive Plan may be returned to the 2006 Stock Incentive Plan and be available for issuance in connection with a future award. The maximum number of shares with respect to which awards can be granted to any employee in any fiscal year is limited to 500,000 shares.

Administration. Our board of directors (or such committee as may be appointed by our board of directors from time to time) administers the 2006 Stock Incentive Plan. Among other responsibilities, the administrator selects participants from among the eligible individuals, determines the number of ordinary shares that will be subject to each award and determines the terms and conditions of each award, including methods of payment, vesting schedules and limitations and restrictions on awards. Our board of directors may amend, suspend, or terminate the 2006 Stock Incentive Plan at any time. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements.

Stock Options. Incentive and nonstatutory stock options are granted pursuant to incentive and nonstatutory stock option agreements. Employees, directors and consultants may be granted nonstatutory stock options, but only employees may be granted incentive stock options. The plan administrator determines the exercise price of a stock option, provided that the exercise price of a stock option generally cannot be less than 100% (and in the case of an incentive stock option granted to a 10% stockholder, 110%) of the fair market value of our common stock on the date of grant, except when assuming or substituting options in limited situations such as an acquisition. Generally, options granted under the plan vest ratably over a 36 month period and have a term of ten years (five years in the case of an incentive stock option granted to a 10% stockholder), unless specified otherwise by the plan administrator.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash or check, (2) a broker-assisted cashless exercise, (3) the tender of common stock previously owned by the optionholder and (4) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Restricted Awards. Restricted awards are awards of either actual shares of common stock, or of hypothetical share units having a value equal to the fair market value of an identical number of shares of common stock, and which may provide that such restricted awards may not be sold, transferred, or otherwise disposed of for such period as the plan administrator determines. The purchase price and vesting schedule, if applicable, of restricted awards are determined by the plan administrator.

Performance Awards. Performance awards entitle the recipient to acquire shares of common stock, or hypothetical share units having a value equal to the fair market value of an identical number of shares of common stock that will be settled in the form of shares of common stock upon the attainment of specified performance goals. Performance awards may be granted independent of or in connection with the granting of any other award under the plan. Performance goals will be established by the plan administrator based on one or more business criteria that apply to the plan participant, a business unit, or our company and our affiliates. Performance goals will be objective and meet the requirements of Section 162(m) of the Code. No payout will be made on a performance award granted to a named executive officer unless all applicable performance goals and service requirements are achieved. Performance awards may not be sold, assigned, transferred, pledged or otherwise encumbered and terminate upon the termination of the participant’s service to us or our affiliates.

Stock Appreciation Rights. Stock appreciation rights may be granted independent of or in tandem with the granting of any option under the plan. Stock appreciation rights are granted pursuant to stock appreciation rights agreements. The exercise price of a stock appreciation right granted independent of an option is determined by the plan administrator, but may be no less than 100% of the fair market value of our common stock on the date of grant. The exercise price of a stock appreciation right granted in tandem with an option is the same as the exercise price of the related option. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (i) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (ii) the number of shares of common stock with respect to which the stock appreciation right is exercised. Payment will be made in cash, delivery of stock, or a combination of cash and stock as deemed appropriate by the plan administrator.

Non-qualified deferred compensation awards. If any award under the plan is granted with an exercise price less than 100% of the fair market value of our common stock on the date of grant, it will be deemed a non-qualified deferred compensation award under Section 409A of the Internal Revenue Code. Generally, a non-qualified deferred compensation award may not be exercised or distributed prior to (i) a specified time or fixed schedule set forth in the award agreement, (ii) the participant’s separation from service, (iii) the death or disability of the participant, (iii) an unforeseeable emergency, or (iv) a change-in-control event. A non-qualified deferred compensation award may be exercisable no later than the later of (a) two and one-half months following the end of our taxable year in which the award first becomes exercisable or distributable or (b) two and one-half months following the end of the award recipient’s taxable year in which the award first becomes exercisable or distributable.

Adjustments in capitalization. If there is a specified type of change in our common stock without the receipt of consideration by us, such as pursuant to a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction, appropriate adjustments will be made to the various limits under, and the share terms of, the plan including (1) the number and class of shares reserved under the plan, (2) the maximum number of stock options and stock appreciation rights that can be granted to any one person in a calendar year and (3) the number and class of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of a significant corporate transaction (other than a transaction resulting in Wexford Capital LLC or an entity controlled by, or under common control with Wexford Capital LLC maintaining direct or indirect control over us), such as a dissolution or liquidation of the company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale in one or a series of related transactions, of all or substantially all of the assets of the company or a merger, consolidation, or reverse merger in which we are not the surviving entity, then all outstanding stock awards under the plan may be assumed, continued, or substituted for by any surviving or acquiring entity (or its parent company), or may be cancelled either with or without consideration for the vested portion of the awards. In the event an award would be cancelled without consideration paid to the extent vested, the award recipient may exercise the award in full or in part for a period of ten days.

New Plan Benefits. Because all grants and awards under the 2006 Stock Incentive Plan are entirely within the discretion of the board of directors, the total benefits allocable under the 2006 Stock Incentive Plan in the future are not determinable. Therefore, we have omitted the tabular disclosure of the benefits or amounts allocated under the 2006 Stock Incentive Plan. No grants or awards have been made to date and no grants or awards will be made by us unless and until the 2006 Stock Incentive Plan is approved by the stockholders.

Federal Income Tax Consequences of the 2006 Stock Incentive Plan

The following discussion is a general summary of the principal federal income tax consequences under current law relating to awards granted to employees under the 2006 Stock Incentive Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Stock Options. An optionholder will not recognize any taxable income upon the grant of a nonqualified stock option or an incentive stock option and we will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified stock option, the excess of the fair market value of our common stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionholder. Subject to any deduction limitation under Section 162(m) of the Internal Revenue Code (which is discussed below), we will be entitled to a federal income tax deduction in the same amount and at the same time as (x) the optionholder recognizes ordinary income or (y) if we comply with applicable income reporting requirements, the optionholder should have reported the income. An optionholder’s subsequent disposition of shares acquired upon the exercise of a nonqualified option will ordinarily result in long-term or short-term capital gain or loss, depending on the holding period.

On exercise of an incentive stock option, the holder will not recognize any income and we will not be entitled to a deduction. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes, and may therefore result in alternative minimum tax liability to the option holder.

The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a “disqualifying disposition”), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be capital gain. We will generally be entitled to a deduction equal to the amount of ordinary income recognized by a holder.

If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an incentive stock option, and the previously owned shares were acquired on the exercise of an incentive stock option or other tax-qualified stock option, and the holding period requirement for those shares is not satisfied at the time they are used to exercise the option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income in the amount described above.

Special rules may apply in the case of an optionholder who is subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Restricted Stock, Bonus Stock and Performance Stock. A participant generally will not recognize taxable income upon the grant of restricted stock, bonus stock and performance stock that is subject to a substantial risk of forfeiture, and the recognition of any income will be postponed until the earlier of the time such shares become transferable or are no longer subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the restricted stock or performance shares at the time that such restrictions lapse and, subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) of the Internal Revenue Code, we will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income. A participant may elect to be taxed at the time of the grant of restricted, bonus or performance stock, or a Section 83(b) election. Such election must be made within 30 days of the date the stock is transferred. If the Section 83(b) election is made, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of restricted, bonus, or performance stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the participant for such shares. We will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Stock Appreciation Rights. Stock appreciation rights generally are taxable as ordinary income when paid. We will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does allow a deduction for “performance- based compensation,” the material terms of which are disclosed to and approved by the stockholders. We have structured and intend to implement and administer the 2006 Stock Incentive Plan so that compensation resulting from performance awards, options, stock appreciation rights and other stock vesting in accordance with the performance goals can qualify as “performance-based compensation.” The plan administrator, however, has the discretion to grant awards with terms that will result in the awards not constituting performance-based compensation. To allow us to qualify awards as “performance-based compensation,” we are seeking stockholder approval of the 2006 Stock Incentive Plan and the material terms of the performance goals applicable to performance shares under the 2006 Stock Incentive Plan.

Section 280G of the Internal Revenue Code. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change of control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the participant may be subject to a 20% excise tax and we may be denied a federal income tax deduction.

Section 409A. Effective January 1, 2005, Section 409A of the Code imposes new requirements on nonqualified deferred compensation, including restrictions on (1) the timing of elections to defer; (2) the timing of distributions; and (3) restrictions on the ability of the employer or the participant to accelerate the timing of distributions. Nonqualified deferred compensation arrangements that do not satisfy these requirements are currently includible in gross income to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20 percent of the compensation required to be included in gross income. Subject to certain exceptions, the grant of a stock option, stock appreciation right or other equity-based compensation may provide for a deferral of compensation subject to Section 409A. The new rules apply to nonqualified deferred compensation awards granted on or after January 1, 2005 and will apply to nonqualified deferred compensation awards granted prior to 2005 that are not vested by December 31, 2004 and may apply to vested awards that are modified after such date.

The grant of an incentive stock option does not constitute a deferral of compensation. A nonstatutory stock option does not provide for a deferral of compensation if: (1) the exercise price may never be less than the fair market value of the underlying stock on the date the option is granted, (2) the receipt, transfer or exercise of the option is subject to taxation under Section 83 of the Code, and (3) the option does not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option. If under the terms of the option, the amount required to purchase the stock is or could become less than the fair market value of the stock on the date of grant, the grant of the stock option may provide for the deferral of compensation subject to Section 409A. To the extent an arrangement grants the recipient a right other than to purchase stock at a defined price and such additional rights allow for the deferral of compensation (for example, tandem arrangements involving options and stock appreciation rights), the entire arrangement provides for the deferral of compensation.

An award provides for the deferral of compensation only if the participant has a legally binding right during a taxable year to compensation that is not subject to a substantial risk of forfeiture, and that, pursuant to the terms of the plan, is payable to (or on behalf of) the participant in a later year (more than 2 1/2 months after the end of the year in which the participant has a legal right to such vested compensation). Section 409A provides certain transition rules and exceptions. We have included certain provisions in the 2006 Stock Incentive Plan and the form of option agreement that are intended to comply with the requirements of Section 409A in the event an option is determined to constitute nonqualified deferred compensation. However, we do not represent or warrant that awards under the plan will satisfy the requirements of Section 409A. Participants are encouraged to consult with their individual tax advisors regarding the tax consequences of awards under the plan and the application of Section 409A.

ADDITIONAL INFORMATION

Stockholders Sharing a Common Address

If you and other residents at your mailing address own common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. Nevertheless, each stockholder will receive a separate proxy card. This practice, known as “householding,” is designed to reduce our printing and postage costs. If you did not respond that you did not want to participate in householding, the broker or bank will assume that you have consented, and will send one copy of our annual report and proxy statement to your address. You may revoke your consent to householding by contacting your broker, if you hold common stock in street name, or our corporate secretary, if you are the registered holder of the common stock. The revocation of your consent to householding will be effective 30 days following its receipt. Upon written or oral request to our corporate secretary at the address or telephone number provided above, we will deliver promptly a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of this proxy statement was delivered. By written or oral request to the same address (i) a stockholder may direct a notification to us that the stockholder wishes to receive a separate annual report or proxy statement in the future or (ii) stockholders who are sharing an address and who are receiving delivery of multiple copies of our annual reports or proxy statements can request delivery of only a single copy of these documents to their shared address.

Incorporation by Reference

The material under the headings “Report of Audit Committee,” “Report of the Board of Directors on Executive Compensation” and “Performance Graph” and the disclosure regarding independence of the members of the audit committee shall not be deemed to be “filed” with the SEC nor deemed incorporated into any future filing with the SEC, except to the extent that we specifically incorporate it by reference into the filing.

OTHER MATTERS

Our board knows of no other business that will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies received will be voted in respect thereof in accordance with the recommendation of our board. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

QUESTIONS?

If you have questions or need more information about the annual meeting, write to:

Bronco Drilling Company, Inc.

14313 N. May Avenue, Suite 100

Oklahoma City, Oklahoma 73134

Attention: Zachary M. Graves, Secretary

By order of the Board of Directors

/s/    D. FRANK HARRISON

D. Frank Harrison

Chief Executive Officer

April 28, 2006

Oklahoma City, Oklahoma

Appendix A

AUDIT COMMITTEE CHARTER

APPENDIX A

BRONCO DRILLING COMPANY, INC.

AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

CHARTER

I. PURPOSE AND RESPONSIBILITIES

The Audit Committee (the “Committee”) is appointed by the Board of Directors of Bronco Drilling Company, Inc. (the “Corporation”) to oversee the accounting and financial reporting processes of the Corporation and the audits of the Corporation’s financial statements. In that regard, the Audit Committee assists the Board in monitoring (i) the Corporation’s accounting, auditing, and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor, (ii) the integrity of the Corporation’s financial statements, (iii) the Corporation’s systems of internal controls regarding finance and accounting and (iv) the Corporation’s risk management and compliance with legal and regulatory requirements. In performing its duties, the Committee shall seek to maintain an open avenue of communication among the Board, the independent auditor, the internal auditors (if any) and the management of the Corporation.

While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditor.

The independent auditor is ultimately accountable to the Committee, which has the sole authority to appoint, oversee and, where appropriate, replace the independent auditor. The Committee has direct responsibility for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The independent auditor shall report directly to the Committee.

II. COMPOSITION

The Committee shall be comprised of three or more directors appointed by the Board. The members of the Committee shall meet the requirements of all applicable rules and regulations, including those of the Securities and Exchange Commission (“SEC”) and of The Nasdaq Stock Market, Inc. (“Nasdaq”) (or if the Corporation’s common stock is not traded on The Nasdaq National Market, the principal securities exchange or market on which the Corporation’s common stock is listed or approved for trading). All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and cash flow statement, and at least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or outside consultant parties. Unless a Chairman of the Committee is appointed by the Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend any meeting and provide information or advice as needed. As part of its responsibility to foster open communication, the Committee should meet at least annually with management, the internal auditors (if any) and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these groups believes should be discussed privately.

Minutes of each meeting shall be prepared by the designee of the Committee Chairman. Such minutes shall be reviewed and approved by the Committee members.

IV. ACTIVITIES

To fulfill its responsibilities, the Committee shall:

Financial Statement and Disclosure Matters

•	Review and discuss with management and the independent auditor the Corporation’s annual audited financial statements prior to the filing of the Corporation’s Form 10-K, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Form 10-K.

•	Review and discuss with management and the independent auditor the Corporation’s quarterly financial statements prior to the filing of the Corporation’s Form 10-Q, including disclosures made in management’s discussion and analysis and the results of the independent auditor’s review of the quarterly financial statements.

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, and the judgments of each of management and the independent auditor as to the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

•	Review and discuss with management and the independent auditor any major issues as to the adequacy of the Corporation’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

•	When the Corporation becomes subject to the SEC filing requirement with respect to management’s report on internal control over financial reporting, review and discuss with management and the independent auditor such report and the independent auditor’s attestation of the report prior to the filing of the Corporation’s Form 10-K.

•	Review and discuss quarterly reports from the independent auditors on:

•	all critical accounting policies and practices to be used;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Discuss with management the Corporation’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements.

•	Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Review disclosures made to the Audit Committee by the Corporation’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal control over financial reporting.

Oversight of the Corporation’s Relationship with the Independent Auditor

•	Select the Corporation’s independent auditor, considering qualifications, independence and effectiveness, and approve the scope of the proposed audit for each fiscal year and the fees and other compensation to be paid to the independent auditor therefor.

•	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issues. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors (if any). The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

•	Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Corporation. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and for purposes of taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

•	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

•	Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditor.

•	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Corporation’s audit team.

•	Meet with the independent auditor prior to the annual audit to discuss the planning and staffing of the audit.

•	Preapprove all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor, subject to such exceptions for non-audit services as permitted by applicable laws and regulations. The Committee may when it deems appropriate form and delegate this authority to subcommittees consisting of one or more Committee members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next meeting.

Oversight of the Corporation’s Internal Audit Function

If the Corporation has an internal audit function:

•	Establish a regular and separate system of reporting to the Committee by the internal audit department.

•	Review and approve the engagement of any internal audit service providers considering their qualifications and effectiveness, and approve the scope of their proposed services and the fees and other compensation to be paid to such providers therefor.

•	Review the significant reports to management prepared by the internal auditing department and management’s responses.

•	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

•	Consider and review with management and the internal auditing department:

•	The annual internal audit plan and any changes required in the planned scope of the audit plan.

•	Significant findings during the year and management’s responses thereto.

•	The status of any open internal audit findings and improvement recommendations and management’s plans to resolve such findings and implement such recommendations.

•	Any difficulties encountered in the course of its audits, including any restrictions on the scope of its work or access to required information.

Compliance Oversight Responsibilities

•	Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

•	Review policies and procedures that the Corporation has implemented regarding compliance with applicable federal, state and local laws and regulations and with the Corporation’s Code of Business Conduct and Ethics, monitor those policies and procedures for compliance with the U.S. Federal Sentencing Guidelines, as amended, and institute any changes or revisions to such policies and procedures as may be deemed warranted or necessary.

•	Approve all related party transactions.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s financial statements or accounting policies.

•	Discuss with the Corporation’s General Counsel and/or corporate counsel legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies.

Miscellaneous

•	Report Committee activities to the Board and make such recommendations to the Board as the Committee deems appropriate.

•	Prepare for the Board an annual performance evaluation of the Committee, and

•	Annually review and reassess the adequacy of this Charter (recommending any appropriate changes to the Board).

•	Provide or approve a report for inclusion in the Corporation’s proxy statement for its annual meeting of shareholders, in accordance with applicable SEC rules and regulations, and approve any disclosure to be included in the Corporation’s annual report or proxy statement that describes the Committee’s composition and responsibilities and how they are discharged.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority to retain outside counsel or other experts for this purpose, including the authority to approve the fees payable to such counsel or experts and any other terms of retention. The Corporation shall provide appropriate funding to pay all such fees and for any other activities undertaken by the Committee pursuant to this Charter.

Appendix B

2006 STOCK INCENTIVE PLAN

BRONCO DRILLING COMPANY, INC.

2006 STOCK INCENTIVE PLAN

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Bronco Drilling Company, Inc. 2006 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enable Bronco Drilling Company, Inc., a Delaware corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

1.3 Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards (Restricted Stock and Restricted Stock Units), (d) Performance Awards and (e) Stock Appreciation Rights.

2. Definitions.

2.1 “409A Award” means an Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code and Section 8 of this Plan.

2.2 “Administrator” means the Board or the Committee appointed by the Board in accordance with Section 3.5.

2.3 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code and any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture or unincorporated organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company. For this purpose “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through ownership of voting securities, by contract or otherwise.

2.4 “Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award (Restricted Stock and Restricted Stock Units), a Performance Award, a Stock Appreciation Right and a 409A Award.

2.5 “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.6 “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cashless Exercise” has the meaning set forth in Section 6.4.

2.9 “Cause” means, (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) with respect to all other Participants, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.10 “Change in Control” shall mean:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than a Permitted Holder;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The adoption of a plan relating to the liquidation or dissolution of the Company; or

(d) The consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as such terms are used in Section 13(d) of the Exchange Act) other than Permitted Holders, becomes the Beneficial Owner of more than 50% of the voting power of the Company.

The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (i) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; (ii) it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system; (iii) it constitutes a change in Beneficial Ownership that results from a change in ownership in a Permitted Holder; or (iv) solely because 50% or more of the total voting power of the Company’s then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit Plans of the Company or any Affiliate, or (B) any company which, immediately prior to such Business Combination, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

2.11 “Code” means the Internal Revenue Code of 1986, as amended.

2.12 “Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

2.13 “Common Stock” means the common stock, $0.01 par value per share of the Company.

2.14 “Company” means Bronco Drilling Company, Inc., a Delaware corporation.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

2.15 “Consultant” means any person, including an advisor, (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; provided that, except as otherwise permitted in Section 5.4(b) hereof, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.16 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

2.17 “Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is or would be required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.18 “Date of Grant” means, provided the key terms and conditions of the Award are communicated to the Participant within a reasonable period of time following the Administrator’s action, the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Company Common Stock or, if a different date is set forth in such resolution or determined by the Administrator as the Date of Grant, then such date as is set forth in such resolution. In any situation where the terms of the Award are subject to negotiation with the Participant, the Date of Grant shall not be earlier than the date the key terms and conditions of the Award are communicated to the Participant.

2.19 “Detrimental Activity” means: (a) violation of the terms of any agreement with the Company concerning non-disclosure, confidentiality, intellectual property, privacy or exclusivity; (b) disclosure of the Company’s confidential information to anyone outside the Company, without prior written authorization from the Company, or in conflict with the interests of the Company, whether the confidential information was acquired or disclosed by the Participant during or after employment by the Company; (c) failure or refusal to disclose promptly or assign to the Company all right, title and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the interests of the Company or, the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (d) activity that is discovered to be grounds for or results in termination of the Participant’s employment for Cause; (e) any breach of a restrictive covenant contained in any employment agreement, Award Agreement or other agreement between the Participant and the Company, during any period for which a restrictive covenant prohibiting Detrimental Activity, or other similar conduct or act, is applicable to the Participant during or after employment by the Company; (f) any attempt directly or indirectly to induce any Employee of the Company to be employed or perform services or acts in conflict with the interests of the Company; (g) any attempt, in conflict with the interests of the Company, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of the Company; (h) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company; or (i) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

2.20 “Director” means a member of the Board.

2.21 “Disability” means that the Optionholder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.22 “Effective Date” shall mean April     , 2006, the date the Board adopted the Plan.

2.23 “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.24 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.25 “Fair Market Value” means, as of any date, the value of the Common Stock as determined below. The Fair Market Value on the date of the Company’s initial public offering of its Common Stock shall be the initial price to the public on such date. Thereafter, on any date on which the Company’s shares of Common Stock are registered under Section 12 of the Exchange Act (a) if the Common Stock is admitted to quotation on the Nasdaq over the counter market or any interdealer quotation system and closing prices are reported the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such market or system for such date or, if closing prices are not reported, the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, (b) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date on which such a sale was reported, or (c) in the absence of an established market for the Common Stock, the Fair Market Value determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

2.26 “Form S-8” has the meaning set forth in Section 5.4(b).

2.27 “Free Standing Rights” has the meaning set forth in Section 7.3(a).

2.28 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.29 “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

2.30 “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.31 “Market Stand-Off” has the meaning set forth in Section 15.

2.32 “Nasdaq” means the Nasdaq Stock Market, Inc., or any successor thereto.

2.33 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.34 “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.35 “Officer” means (a) before the Listing Date, any person designated by the Company as an officer and (b) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.36 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.37 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.38 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.39 “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).

2.40 “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.41 “Performance Award” means Awards granted pursuant to Section 7.2.

2.42 “Permitted Holders” means Wexford Capital LLC, a Delaware limited liability company, and any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture or unincorporated organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Wexford Capital LLC. For this purpose “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through ownership of voting securities, by contract or otherwise.

2.43 “Permitted Transferee” means (a) any spouse, parents, siblings (by blood, marriage or adoption) or lineal descendants (by blood, marriage or adoption) of a Participant; (b) any trust or other similar entity for the benefit of a Participant or the Participant’s spouse, parents, siblings or lineal descendants; provided, however, that any transfer made by a Participant to a Permitted Transferee may only be made if the Permitted Transferee, prior to the time of transfer of stock, agrees in writing to be bound by the terms of this Plan and provides written notice to the Company of such transfer.

2.44 “Plan” means this Bronco Drilling Company, Inc. 2006 Stock Incentive Plan.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

2.45 “Related Rights” has the meaning set forth in Section 7.3(a).

2.46 “Restricted Award” means any Award granted pursuant to Section 7.1, including Restricted Stock and Restricted Stock Units.

2.47 “Restricted Period” has the meaning set forth in Section 7.1.

2.48 “Restricted Stock” has the meaning set forth in Section 7.1.

2.49 “Restricted Stock Unit” means a hypothetical Common Stock unit having a value equal to the Fair Market Value of an identical number of shares of Common Stock as determined in Section 7.1.

2.50 “Right of Repurchase” means the Company’s option to repurchase unvested Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 11.7.

2.51 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.52 “Rule 701” has the meaning set forth in Section 5.4(a).

2.53 “SAR Amount” has the meaning set forth in Section 7.3(i).

2.54 “SAR exercise price” has the meaning set forth in Section 7.3(b).

2.55 “SEC” means the Securities and Exchange Commission.

2.56 “Securities Act” means the Securities Act of 1933, as amended.

2.57 “Stock Appreciation Right” means the right pursuant to an award granted under Section 7.3 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (B) the aggregate SAR exercise price of such right or such portion thereof.

2.58 “Stock for Stock Exchange” has the meaning set forth in Section 6.4.

2.59 “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

2.60 “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

3. Administration.

3.1 Administration by Board. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5.

3.2 Powers of Administrator. The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

3.3 Specific Powers. In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act, provided such delegation is pursuant to a resolution that specifies the total number of shares of Common Stock that may be subject to awards by such Officer and such Officer may not make an Award to himself or herself; (e) to determine when Awards are to be granted under the Plan; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to an Option and the exercise price, shall not constitute an impairment of the Participant’s rights that requires consent); (k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their Continuous Service for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (l) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments; and (m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.5 The Committee.

(a) General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b) Committee Composition when Common Stock is Registered. At such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an option is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or Committee member shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Share Reserve. Subject to the provisions of Section 12.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all Awards under the Plan shall not exceed shall not exceed 2,500,000, less 1,000,000, the total number of shares underlying options granted to Employees prior to the adoption of this Plan and outstanding on the Effective Date under the Bronco Drilling Company, Inc. 2005 Stock Incentive Plan (“Prior Outstanding

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

Options”). If, prior to the termination of the Plan, a Prior Outstanding Option shall expire, be forfeited or terminate for any reason without having been exercised in full, the shares subject to such expired, forfeited or terminated Prior Outstanding Options shall again be available for purposes of the Plan and the number of shares of Common Stock which may be issued upon the exercise of Awards under the Plan shall be increased by the number of shares of Common Stock underlying such expired, forfeited or terminated Prior Outstanding Options. In no event, however, will the maximum aggregate amount of Common Stock which may be issued upon exercise of all Awards under the Plan, including Incentive Stock Options, exceed 2,500,000 shares of Common Stock (subject to adjustment as provided in Section 12.1), all of which may be used for Incentive Stock Options or any other Award. Awards for fractional shares of Common Stock may not be issued under the terms of the Plan.

4.2 Reversion of Shares to the Share Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, including the Right of Repurchase of unvested Common Stock under Section 11.7(a), such shares shall again be available for purposes of the Plan.

4.3 Source of Shares. The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock or reacquired Common Stock, bought on the market, pursuant to any forfeiture provision or otherwise.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

5.2 Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

5.3 Section 162(m) Limitation. Subject to the provisions of Section 12.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Awards covering more than 500,000 shares during any fiscal year. This Section 5.3 shall not apply prior to the Listing Date and, following the Listing Date, this Section 5.3 shall not apply until (a) the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4.1); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; or (iv) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (b) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

5.4 Consultants.

(a) Prior to the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

(b) From and after the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (i.e., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

5.5 Directors. Each Director of the Company shall be eligible to receive discretionary grants of Awards under the Plan.

6. Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 8 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted; provided, however, any Nonstatutory Stock Option granted with an exercise price less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 6.15 and Section 8 hereof. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4 Consideration. The exercise price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “Cashless Exercise”); (iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note; provided, however, if applicable law requires, the par value (if any) of Common Stock, if newly issued, shall be paid in cash or cash equivalents. Any Common Stock acquired upon exercise with a promissory note shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of any such loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), an exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan. Unless otherwise provided in the terms of an Option Agreement, payment of the exercise price by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

6.6 Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a Permitted Transferee upon written approval by the Administrator to the extent provided in the Option Agreement. A Permitted Transferee includes: (a) a transfer by gift or domestic relations order to a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Administrator in connection with a program established and approved by the Administrator pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of such Nonstatutory Stock Option; and (c) such other transferees as may be permitted by the Administrator in its sole discretion. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting Generally. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise provided in Sections 6.10 and 6.11 of this Plan, outstanding Options that are not exercisable at the time an Optionholder’s Continuous Service terminates for any reason other than for Cause (including an Optionholder’s death or Disability) shall be forfeited and expire at the close of business on the date of such termination. If the Optionholder’s Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

6.9 Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason other than Cause (other than upon the Optionholder’s death or Disability) would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Option Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Option Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

6.13 Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. In such case, the shares of Common Stock acquired on exercise shall be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested shares of Common Stock so purchased may be subject to any other restriction the Administrator determines to be appropriate.

6.14 Reload Options. At the discretion of the Administrator, the Option may include a “reload” feature pursuant to which an Optionholder exercising an option by the delivery of a number of shares of Common Stock in accordance with Section 6.4(b)(i) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administrator may provide) to purchase that number of shares of Common Stock equal to the number delivered in a Stock for Stock Exchange of the original Option.

6.15 Additional Requirements Under Section 409A. Each Option Agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

7. Provisions of Awards Other Than Options.

7.1 Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. Each Restricted Award shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate, including the treatment of dividends or dividend equivalents, as the case may be. The Administrator in its discretion may provide for an acceleration of the end of the Restricted Period in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs. The terms and conditions of the Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a) Purchase Price. The purchase price of Restricted Awards, if any, shall be determined by the Administrator, and may be stated as cash, property or prior services.

(b) Consideration. The consideration for Common Stock acquired pursuant to the Restricted Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

(c) Vesting. Shares of Common Stock acquired under the Restricted Award may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs.

(d) Termination of Participant’s Continuous Service. Unless otherwise provided in a Restricted Award or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant’s Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit the unvested portion of a Restricted Award acquired in consideration of prior or future services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Award shall be forfeited and the Participant shall have no rights with respect to the Award.

(e) Transferability. Rights to acquire shares of Common Stock under the Restricted Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the Restricted Award remains subject to the terms of the Award Agreement.

(f) Concurrent Tax Payment. The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

(g) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant’s beneficiary or estate, as the case may be, unless such Restricted Award is subject to a deferral condition that complies with the 409A Award requirements that may be allowed or required by the Administrator in its sole discretion. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant’s beneficiary or estate, as the case may be. Unless otherwise subject to a deferral condition that complies with the 409A Award requirements, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.

7.2 Performance Awards.

(a) Nature of Performance Awards. A Performance Award is an Award entitling the recipient to acquire shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock that will be settled in the form of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares under the Performance Award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ

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for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant’s termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

(b) Restrictions on Transfer. Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c) Rights as a Stockholder. A Participant receiving a Performance Award that is denominated in shares of Common Stock or hypothetical Common Stock units shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator). The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts; (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such other date as may be necessary to avoid application of Section 409A to such Awards.

(d) Termination. Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of employment (or business relationship) with the Company and its Affiliates for any reason.

(e) Acceleration, Waiver, Etc. At any time prior to the Participant’s termination of employment (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award at any time, including in the event a Change in Control occurs.

(f) Certification. Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.2(f).

7.3 Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.3(b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

(b) Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7.3(i) and Section 8 hereof. A Stock Appreciation Right

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR exercise price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(c) Exercise and Payment. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR exercise price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.3(b)(i) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7.3(b)(i) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.3(i) and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

(d) Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.3(b)(i) are satisfied.

(e) Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

(f) Written Request. Unless otherwise determined by the Administrator in its sole discretion, Stock Appreciation Rights shall be settled in the form of Common Stock. If permitted in the Stock Appreciation Right’s Award Agreement, a Participant may request that any exercise of a Stock Appreciation Right be settled for cash, but a Participant shall not have any right to demand a cash settlement. A request for a cash settlement may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

(g) Disapproval by Administrator. If the Administrator disapproves in whole or in part any request by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to request a cash form of payment at a later date, provided that a request to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related Option.

(h) Restrictions on Transfer. Stock Appreciation Rights and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(i) Additional Requirements under Section 409A. A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7.3(b)(i) shall satisfy the requirements of this Section 7.3(i) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR exercise price less than Fair Market Value of the Common Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), provides that it is settled in cash, or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.

8. Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A of the Code.

In the event any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Award on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.

8.1 Exercise and Distribution. No 409A Award shall be exercisable or distributable earlier than upon one of the following:

(a) Specified Time. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Date of Grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.

(b) Separation from Service. Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date which is six months after the date of separation from service.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

(c) Death. The date of death of the 409A Award recipient.

(d) Disability. The date the 409A Award recipient becomes disabled (within the meaning of Section 8.4(b) hereof).

(e) Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 8.4(c) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(f) Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

8.2 Term. Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2 1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2 1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

8.3 No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:

(a) Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(b) Conflicts of Interest. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c) Change in Control Event. The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this Section 8 and the requirements of Section 409A of the Code.

8.4 Definitions. Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations § 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A). For example, a Change in Control Event will occur if:

(i) a person or more than one person acting as a group:

(A) acquires ownership of stock that brings such person’s or group’s total ownership in excess of 50% of the outstanding stock of the Company; or

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

(B) acquires ownership of 35% or more of the total voting power of the Company within a 12 month period; or

(ii) acquires ownership of assets from the Company equal to 40% or more of the total value of the Company within a 12 month period.

(b) “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

(c) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

9. Covenants of the Company.

9.1 Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9.2 Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

10. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11. Miscellaneous.

11.1 Acceleration of Exercisability and Vesting. The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

11.2 Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 12.1 hereof.

11.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

11.4 Transfer, Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

11.5 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

11.6 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note by a Participant who is not a Director or executive officer. Unless otherwise provided in the terms of an Option Agreement, payment of the tax withholding by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Award involved in the transaction.

11.7 Right of Repurchase. Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan as provided in this Section 11.7 (the “Right of Repurchase”). The Right of Repurchase for unvested Common Stock shall be exercisable at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock (if an Award is granted solely in consideration of past services without payment of any additional consideration, the unvested Common Stock shall be forfeited without any repurchase). The Award Agreement may specify the period of time following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised.

12. Adjustments Upon Changes in Stock.

12.1 Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (a) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Awards granted hereunder; (b) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Incentive Stock Options granted hereunder; (c) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (d) the maximum number of shares of Common Stock with respect to which Options may be granted to any single Optionholder during any calendar year; and (e) the exercise price of any Option in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any securities of the Company that are by their terms convertible shall not be treated as a transaction “without receipt of consideration” by the Company.

12.2 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

12.3 Change in Control—Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a Change in Control, a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale, in one or a series of related transactions, of all or substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (a) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (b) the assumption of the Plan and such outstanding Awards by the Surviving Entity or its parent; (c) the substitution by the Surviving Entity or its parent of Awards with substantially the same terms (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 12.3) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 12.1 hereof; (d) the cancellation of such outstanding

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

Awards in consideration for a payment (in the form of stock or cash) equal in value to the Fair Market Value of vested Awards, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option; or (e) the cancellation of such outstanding Awards without payment of any consideration. If such Awards would be canceled without consideration for vested Awards, the Participant shall have the right, exercisable during the later of the 10-day period ending on the fifth day prior to such merger or consolidation or 10 days after the Administrator provides the Award holder a notice of cancellation, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Option Agreement.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 12.1 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2 Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent of the Participant.

13.5 Amendment of Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. For the avoidance of doubt, the cancellation of a vested Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock underlying the Option and the aggregate exercise price, shall not be an impairment of the Participant’s rights that requires consent of the Participant.

14. General Provisions.

14.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

14.2 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 12.1.

14.3 Delivery. Upon exercise of a right granted pursuant to an Award under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.4 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

14.5 Cancellation and Rescission of Awards for Detrimental Activity.

(a) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity described in Section 2.19.

(b) Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity described in Section 2.19.

(c) In the event a Participant engages in Detrimental Activity described in Section 2.19 after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one year thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.6 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15. Market Stand-Off.

Each Option Agreement and Award Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares of Common Stock subject to the Market Stand-Off, or into which such shares of Common Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

16. Effective Date of Plan.

The Plan became effective as of the Effective Date. No Award granted on or after the Effective Date may be exercised (or, in the case of a stock Award, may be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

17. Termination or Suspension of the Plan.

The Plan shall terminate automatically on the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

19. Execution.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

[SIGNATURE PAGE FOLLOWS]

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the Bronco Drilling Company, Inc. 2006 Stock Incentive Plan to be executed effective as of the      day of                     , 2006.

BRONCO DRILLING COMPANY, INC.

By:
D. Frank Harrison, Chief Executive Officer

Signature Page

Bronco Drilling Company, Inc. 2006 Stock Incentive Plan

Bronco Drilling Company, Inc.
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☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold

01 - Mike Liddell	☐	☐	04 - Phillip G. Lancaster	☐	☐

02 - D. Frank Harrison	☐	☐	05 - William R. Snipes	☐	☐

03 - David L. Houston	☐	☐

B Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain

2. Approval and adoption of the 2006 Stock Incentive Plan.	☐	☐	☐

In their discretion, the Proxies are authorized to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
☐☐/☐☐/☐☐☐☐

0 0 9 3 6 2	1 U P X	C O Y

Proxy - Bronco Drilling Company, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders

To be held June 9, 2006

9:00 a.m. Central Standard Time,

14313 N. May Avenue, Suite 100

Oklahoma City, Oklahoma 73134

Proxy Solicited on Behalf of the Board of Directors for the 2006 Annual Meeting of Stockholders

The undersigned hereby appoints D. Frank Harrison, Mark Dubberstein and Zachary M. Graves as proxies, each with power to act alone and with full power of substitution, to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Bronco Drilling Company, Inc. to be held on June 9, 2006, at 9:00 a.m. Central Standard Time and any postponements or adjournments thereof, with all the powers that the undersigned would possess if personally present.

The undersigned acknowledges receipt of the 2006 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSAL ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN ITEM 1 AND FOR THE APPROVAL AND ADOPTION OF THE 2006 STOCK INCENTIVE PLAN IN ITEM 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY